EXECUTIVE EMPLOYMENT AGREEMENT

      THIS EXECUTIVE EMPLOYMENT AGREEMENT ("Agreement") is made and entered into as of the 30th day of March, 2005, by and between DYADIC INTERNATIONAL, INC., a Delaware corporation (the "Company"), and Kent M. Sproat (the "Executive"). The Company and the Executive are sometimes hereinafter collectively referred to as the "parties" and individually as a "party," provided that as applicable, any reference to the Company shall mean the Company, its Subsidiaries and and\or their Affiliates, as the case may be. Certain capitalized terms used in this Agreement are defined in Article VII hereof.

                                    RECITALS

      A. The Executive is currently employed by the Company as the Company's Vice President, Manufacturing. The Compensation Committee of the Board of Directors ("Board") of the Company (the "Compensation Committee") recently reviewed the Executive's job performance in calendar year 2004, and made a number of favorable determinations regarding Executive's job performance.

      B. The Company maintains the "Dyadic International, Inc. 2001 Equity Compensation Plan" (as the same may be amended, restated or otherwise modified, the "Equity Compensation Plan") pursuant to which the Company is authorized to grant stock options to purchase shares of Common Stock of the Company ("Shares") to employees, officers, directors, consultants and advisors of the Company and its Subsidiaries.

      C. Among the determinations of the Compensation Committee were that, subject to the satisfaction of the condition set forth in Recital D hereof, it would be in the best interests of the Company to: (i) promote the Executive to the position of Executive Vice President, Enzymes Business, increase the Executive's annual base compensation and confer upon the Executive the benefits of certain post-employment severance benefits provided for in this Agreement; and (ii) incentivize and reward the Executive's efforts, loyalty and commitment to the Company, by granting to the Executive a certain stock option to purchase Shares (the "Option") under and pursuant to the terms of the Equity Compensation Plan and a Stock Option Agreement in the form of Exhibit A attached hereto and by this reference made a part hereof (the "Stock Option Agreement").

      D. As a condition of that promotion, and as partial consideration for that salary increase and the grant of the Option, the Company requires that this Agreement be entered into pursuant to which the Executive is hereby knowingly and intentionally furnishing the Company with, among other things, the suite of proprietary covenants of the Executive in favor of the Company set forth in
Article IV hereof, including by way of illustration, and not in limitation, the Executive's covenant not to compete with the businesses of the Company, its Subsidiaries and their Affiliates.

      E. The Executive desires to be promoted to the position of Executive Vice President, Enzymes Business, to receive the salary increase and other financial benefits of this Agreement and the grant of the Option. Further, the Executive expressly acknowledges that: (i) as a member of the Company's management, he is one of the persons charged with primary responsibility for the implementation of the Company's business plans, and that he will have regular access to various confidential and/or proprietary information relating to the Company, its Subsidiaries, their Affiliates and their businesses; and (ii) the suite of proprietary covenants of the Executive in favor of the Company set forth in
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Article IV hereof which the Executive is knowingly and intentionally furnishing to the Company, including by way of illustration, and not in limitation, the Executive's covenant not to engage in competition with the Company, its Subsidiaries, their Affiliates and their businesses, are (A) being made both in consideration of the Company's promotion, increase in the annual base salary of and the grant of the Option to the Executive and (B) necessary to protect the legitimate business interests of the Company, its Subsidiaries and Affiliates and their respective businesses.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the foregoing recitals, and the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the parties hereby agree as follows:

                                    ARTICLE I
                             EMPLOYMENT RELATIONSHIP

      1.1 Recitals. The Recitals to this Agreement are hereby incorporated herein and made a part hereof.

      1.2 Employment. Subject to the terms and conditions of this Agreement, the Company hereby agrees to employ the Executive to serve as (i) the Company's Executive Vice President, Enzymes Business, and (ii) the Executive Vice President of the Company's principal operating Subsidiary, Dyadic International
(USA), Inc. ("Dyadic-Florida), with responsibility for all manufacturing, applications, sales, marketing and accounting functions of the Company or any Subsidiary or Affiliate of the Company which serve industrial or commercial enzyme markets (the "Enzymes Business"), and the Executive hereby accepts such employment, and agrees to perform all of his assigned duties and responsibilities to the best of his abilities in a diligent, trustworthy, businesslike and efficient manner, and in compliance with the Dyadic International, Inc. Code of Business Conduct and Ethics, a copy of which appears on the Company's website.

      1.3 Duties; Reporting Authority. The Executive shall have the normal and customary duties, responsibilities and authority of a Person holding the title and job description set forth in Section 1.2 hereof, and in addition, shall perform such other duties on behalf of the Company, Dyadic-Florida, their Subsidiaries and their Affiliates as may be assigned to him by the Chief Executive Officer, the Chief Operating Officer or President of the Company, by the Board or by the Board of Directors of Dyadic-Florida. In connection with the Executive's performance of his duties he shall report to the Chief Executive Officer, the Chief Operating Officer or President of the Company or to such other Person as the Chief Executive Officer, Chief Operating Officer or President of the Company, the Board or the Board of Directors of Dyadic-Florida may designate from time to time.

      1.4 Exclusive Employment. While he is employed by the Company hereunder, the Executive covenants to the Company that he will devote his entire business time, energy, attention and skill to the Company, its Subsidiaries and their Affiliates (except for permitted vacation periods and reasonable periods of illness or other incapacity), and use his good faith best efforts to promote the interests of the Company, its Subsidiaries and their Affiliates. The foregoing shall not be construed as prohibiting the Executive from spending such time as may be reasonably necessary to attend to his personal affairs and investments so long as such activities do not conflict or interfere with the Executive's

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obligations and\or timely performance of his duties to the Company, its
Subsidiaries and their Affiliates hereunder.

      1.5   Executive Representations.     The  Executive  hereby   represents
and warrants to the Company that:

            (a) the execution, delivery and performance by the Executive of this Agreement and any other agreements contemplated hereby to which the Executive is a party do not and shall not conflict with, breach, violate or cause a default under any contract, agreement, instrument, order, judgment or decree to which the Executive is a party or by which he is bound;

            (b) the Executive is not a party to or bound by any employment agreement, non-competition agreement or confidentiality agreement with any other Person (or if a party to such an agreement, the Executive has disclosed the material terms thereof to the Compensation Committee prior to the execution hereof and promptly after the date hereof shall deliver a copy of such agreement to the Compensation Committee); and

            (c) upon the execution and delivery of this Agreement by the Company, this Agreement shall be the valid and binding obligation of the Executive, enforceable in accordance with its terms.

The Executive hereby acknowledges and represents that he has consulted with independent legal counsel regarding his rights and obligations under this Agreement and that he fully understands the terms and conditions contained herein.

      1.6   Company   Representations.   The  Company  hereby  represents  and
warrants to the Executive that:

            (a) the execution, delivery and performance by the Company of this Agreement and any other agreements contemplated hereby to which the Company is a party do not and shall not conflict with, breach, violate or cause a default under any contract, agreement, instrument, order, judgment or decree to which the Company is a party or by which he is bound; and

            (b) upon the execution and delivery of this Agreement by the Executive, this Agreement shall be the valid and binding obligation of the Company, enforceable in accordance with its terms.

      1.7   Indemnification.

            (a) By the Executive. The Executive shall indemnify and hold the Company and its Subsidiaries and Affiliates harmless from and against any and all claims, demands, losses, judgments, costs, expenses, or liabilities incurred by the Company and/or any of its Subsidiaries or Affiliates arising out of or in connection with the breach of any representation or warranty of the Executive contained in this Agreement.

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

            (b) By the Company. The Company shall indemnify and hold the Executive harmless from and against any and all claims, demands, losses, judgments, costs, expenses, or liabilities incurred by the Executive arising out of or in connection with the breach of any representation or warranty of the Company contained in this Agreement. Further, the Company shall defend, indemnify and hold harmless the Executive (including without limitation, the prompt advance payment of all reasonable legal fees and expenses) to the fullest extent permitted by applicable law and the by-laws of the Company.

                                   ARTICLE II
                              PERIOD OF EMPLOYMENT

      2.1 Employment Period. The Executive is an existing employee of the Company and shall continue to be an employee of the Company until the date fixed by the provisions of Section 2.2 hereof, subject to the early termination provisions of Article V hereof (the "Employment Period"), it being acknowledged that the Company's fiscal year ends on December 31, and that the Employment Period shall therefore be denominated in calendar years.

      2.2 Initial Term of Employment Period and Extension Terms. The Employment Period shall initially continue until December 31, 2007 (the "Initial Term"). The Employment Period shall be automatically extended for successive calendar years of the Company following the expiration of the Initial Term (each such one year period being hereinafter referred to as an "Extension Term") upon the same terms and conditions provided for herein unless either party provides the other party with advance written notice of its or his intention not to extend the Employment Period; provided, however, that such notice must be delivered by the non-extending party to the other party not later than ninety (90) days prior to the expiration of the Initial Term or any Extension Term, as the case may be.

                                   ARTICLE III
                                  COMPENSATION

      3.1 Annual Base Compensation. Effective as of April 1, 2005, and during the balance of the Employment Period the Company shall pay to the Executive an annual base salary (the "Annual Base Compensation") in the amount of $190,000, provided that the Annual Base Compensation the Employee had been being paid prior to the date of this Agreement shall remain in effect until April 1, 2005. The Annual Base Compensation shall be paid in regular installments in accordance with the Company's general payroll practices, and shall be subject to all required federal, state and local withholding taxes. The Executive's Annual Base Compensation shall be reviewed by the Chief Executive Officer and the Compensation Committee of the Board (the "Compensation Committee") annually, and may, in the discretion of the Chief Executive Officer and the Compensation Committee be increased, provided that there shall be no obligation on the part of the Company to increase the Executive's Annual Base Compensation.

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

      3.2 Potential Annual Target Bonuses. In respect of each calendar year falling within the Employment Period, the Executive shall be eligible to earn an annual bonus, depending upon the results of operation of the Company, its Subsidiaries and their Affiliates and the personal performance of the Executive, of up to forty percent (40%) of the Executive's Annual Base Compensation for that calendar year (the "Potential Annual Target Bonus") in accordance with the terms of a bonus plan which shall be adopted and maintained in effect by the Compensation Committee for that calendar year. The amount of the Potential Annual Target Bonus, if any, which is earned by the Executive (the "Bonusable Amount") shall be paid by the Company to the Executive following the close of the Company's calendar year consistent with the timing of similar bonus payments being made to other executives of the Company for such year, provided that, unless expressly provided otherwise herein, it shall be a condition precedent to the Executive's right to receive any Bonusable Amount that the Executive be employed by the Company on the last day of that calendar year, regardless of any subsequent termination of employment. In the absolute discretion of the Compensation Committee, the Executive may be entitled to receive an additional bonus, as and if the Compensation Committee shall determine from time to time.

      3.3 Expenses. During the Employment Period, the Executive shall be entitled to reimbursement of all travel, entertainment and other business expenses reasonably incurred in the performance of his duties for the Company, upon submission of all receipts and accounts with respect thereto, and approval by the Company thereof, in accordance with the business expense reimbursement policies adopted by the Company from time to time.

      3.4 Vacation. In respect of each calendar year falling within the Employment Period, the Executive shall be entitled to four (4) weeks of vacation, or if greater, the number of weeks of vacation proscribed by the vacation policies of the Company then in effect from time to time, provided that unused vacation may be used by the Executive in the following calendar year only in accordance with and as permitted by the Company's then current vacation policies in effect from time to time.

      3.5 Other Fringe Benefits. During the Employment Period, if, as and when they are being provided to other employees of the Company holding positions with the Company comparable to the Executive's position, the Executive shall also be entitled to receive health insurance benefits, disability benefits and retirement benefits and other fringe benefits.

      3.6 Grant of Stock Option. In part as recompense for his job performance in 2004 and in part as additional consideration for the Executive's execution and delivery of this Agreement, conferral upon the Company of the covenants set forth in Article IV hereof, and the Executive's performance of his duties hereunder, concurrently with the execution and delivery of this Agreement, the parties are executing and delivering the Option Agreement pursuant to which the Company has granted to the Executive an Option to purchase seventy thousand (70,000) Shares for a per Share purchase price of equal to the mean of the final "asked" and "bid" prices of the Shares on the date hereof, in accordance with the provisions of the Equity Compensation Plan.

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

                                   ARTICLE IV
                            COVENANTS OF THE EMPLOYEE

      4.1 Proprietary Rights. The Executive hereby expressly agrees that all research, Biological Materials, discoveries, inventions and innovations (whether or not reduced to practice or documented), improvements, developments, methods, designs, analyses, drawings, reports and all similar or related information (whether patentable or unpatentable, and whether or not reduced to writing), trade secrets (being information about the business of the Company, its Subsidiaries and their Affiliates which is considered by the Company or any such Subsidiary or Affiliate to be confidential and is proprietary to the Company or any such Subsidiary or Affiliate) and confidential information, copyrightable works, and similar and related information (in whatever form or medium), which
(x) either (i) relate to the Company's, its Subsidiaries' or their Affiliates' actual or anticipated business, research and development or existing or future products or services or (ii) result from any work performed by the Executive for the Company, its Subsidiaries or any of their Affiliates and (y) are conceived, developed, made or contributed to in whole or in part by the Executive during the Employment Period ("Work Product") shall be and remain the sole and exclusive property of the Company, such Subsidiary or such Affiliate, as the case may be. The Executive shall communicate promptly and fully all Work Product to the Company.

            (a) Work Made for Hire. The Executive acknowledges that, unless otherwise agreed in writing by the Company, all Work Product eligible for any form of copyright protection made or contributed to in whole or in part by the Executive within the scope of the Executive's employment by the Company during the Employment Period shall be deemed a "work made for hire" under the copyright laws and shall be owned by the Company, its Subsidiaries or their Affiliates, as applicable.

            (b) Assignment of Proprietary Rights. The Executive hereby assigns, transfers and conveys to the Company, and shall assign, transfer and convey to the Company, all right, title and interest in and to all inventions, ideas, improvements, designs, processes, trademarks, service marks, trade names, trade secrets, trade dress, data, discoveries and other proprietary assets and proprietary rights in and of the Work Product (the "Proprietary Rights") for the Company's exclusive ownership and use, together with all rights to sue and recover for past and future infringement or misappropriation thereof, provided that if a Subsidiary or Affiliate of the Company is the owner thereof, such assignment, transfer and conveyance shall be made to such Subsidiary or Affiliate, , as the case may be, which shall enjoy exclusive ownership and use, together with all rights to sue and recover for past and future infringement or misappropriation thereof.

            (c) Further Instruments. At the request of the Company (its Subsidiaries or their Affiliates, as the case may be), at all times during the Employment Period and thereafter, the Executive will promptly and fully assist the Company (its Subsidiaries or their Affiliates, as the case may be) in effecting the purpose of the foregoing assignment, including but not limited to the further acts of executing any and all documents necessary to secure for the Company (its Subsidiaries or their Affiliates, as the case may be) such Proprietary Rights and other rights to all Work Product and all confidential information related thereto, providing cooperation and giving testimony.

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

            (d) Inapplicability of Section 4.1 In Certain Circumstances. The Company expressly acknowledges and agrees that, and the Executive is hereby advised that, this Section 4.1 does not apply to any invention for which no equipment, supplies, facilities or trade secret information of the Company, its Subsidiaries or any of their Affiliates was used and which was developed entirely on the Executive's own time, unless (i) the invention relates to the business of the Company, its Subsidiaries or any of their Affiliates or to the Company's, its Subsidiaries' or any of their Affiliates' actual or demonstrably anticipated research or development or
      (ii) the invention results from any work performed by the Executive for the Company, its Subsidiaries or any of their Affiliates.

      4.2 Ownership and Covenant to Return Documents, etc. The Executive agrees that all Work Product and all documents or other tangible materials (whether originals, copies or abstracts), including without limitation, price lists, quotation guides, outstanding quotations, books, records, manuals, files, sales literature, training materials, customer records, correspondence, computer disks or print-out documents, contracts, orders, messages, phone and address lists, invoices and receipts, and all objects associated therewith, which in any way relate to the business or affairs of the Company, its Subsidiaries and their Affiliates either furnished to the Executive by the Company, its Subsidiaries or any of their Affiliates or are prepared, compiled or otherwise acquired by the Executive during the Employment Period, shall be the sole and exclusive property of the Company, such Subsidiaries or such Affiliates, as the case may be. The Executive shall not, except for the use of the Company, its Subsidiaries or any of their Affiliates, use, copy or duplicate any of the aforementioned documents or objects, nor remove them from the facilities of the Company or such Subsidiaries or such Affiliates, , as the case may be, nor use any information concerning them except for the benefit of the Company, its Subsidiaries and their Affiliates, either during the Employment Period or thereafter. The Executive agrees that he will deliver all of the aforementioned documents and objects that may be in his possession to the Company on the termination of his employment with the Company, or at any other time upon the Company's request, together with his written certification of compliance with the provisions of this Section 4.2 in the form of Exhibit B to this Agreement in accordance with the provisions of Section 5.3 hereof.

      4.3 Non-Disclosure Covenant. For a period commencing on the date of this Agreement and ending on the last to occur of five (5) years following the date of execution of this Agreement or three (3) years following the date of the termination of the Employment Period (the "Non-Disclosure Period"), the Executive shall not, either directly or indirectly, disclose to any "unauthorized person" or use for the benefit of the Executive or any Person other than the Company, its Subsidiaries or their Affiliates any Work Product or any knowledge or information which the Executive may acquire while employed by the Company (whether before or after the date of this Agreement) relating to (i) the financial, marketing, sales and business plans and affairs, financial statements, analyses, forecasts and projections, books, accounts, records, operating costs and expenses and other financial information of the Company, its Subsidiaries and their Affiliates, (ii) internal management tools and systems, costing policies and methods, pricing policies and methods and other methods of

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doing business, of the Company, its Subsidiaries and their Affiliates, (iii)
customers, sales, customer requirements and usages, distributor lists, of the Company, its Subsidiaries and their Affiliates, (iv) agreements with customers, vendors, independent contractors, employees and others, of the Company, its Subsidiaries and their Affiliates, (v) existing and future products or services and product development plans, designs, analyses and reports, of the Company, its Subsidiaries and their Affiliates, (vi) computer software and data bases developed for the Company, its Subsidiaries or their Affiliates, trade secrets, research, records of research, models, designs, drawings, technical data and reports of the Company, its Subsidiaries and their Affiliates and (vii) correspondence or other private or confidential matters, information or data whether written, oral or electronic, which is proprietary to the Company, its Subsidiaries and their Affiliates and not generally known to the public (individually and collectively "Confidential Information"), without the Company's prior written permission. For purposes of this Section 4.3, the term "unauthorized person" shall mean any Person who is not (i) an officer or director of the Company or an employee of the Company for whom the disclosure of the knowledge or information referred to herein is necessary for his performance of his assigned duties, or (ii) an employee, officer or director of a Subsidiary or Affiliate of the Company for whom the disclosure of the knowledge or information referred to herein is necessary for his performance of his assigned duties, or (iii) a Person expressly authorized by the Company to receive disclosure of such knowledge or information. The Company expressly acknowledges and agrees that the term "Confidential Information" excludes information which is (A) in the public domain or otherwise generally known to the trade, or (B) disclosed to third parties other than by reason of the Executive's breach of his confidentiality obligation hereunder or (C) learned of by the Executive subsequent to the termination of his employment hereunder from any other party not then under an obligation of confidentiality to the Company, its Subsidiaries and their Affiliates. Further, the Executive covenants to the Company that in the Executive's performance of his duties hereunder, the Executive will violate no confidentiality obligations he may have to any third Persons.

      4.4 Non-Interference Covenants. The Executive covenants to the Company that while the Executive is employed by the Company hereunder and for the two
(2) year period thereafter (the "Non-Interference Period"), he will not, for any reason, directly or indirectly: (a) solicit, hire, or otherwise do any act or thing which may induce any other employee of the Company, its Subsidiaries or their Affiliates to leave the employ or otherwise interfere with or adversely affect the relationship (contractual or otherwise) of the Company, its Subsidiaries and their Affiliates with any person who is then or thereafter becomes an employee of the Company, its Subsidiaries and their Affiliates; (b) do any act or thing which may interfere with or adversely affect the relationship (contractual or otherwise) of the Company, its Subsidiaries and their Affiliates with any vendor of goods or services to the Company, its Subsidiaries and their Affiliates or induce any such vendor to cease doing business with the Company, its Subsidiaries and their Affiliates; or (c) except for Competitive Activities (as defined in Section 4.5) engaged in by the Employee after the expiration of the Non-Competition Period, do any act or thing which may interfere with or adversely affect the relationship (contractual or otherwise) of the Company, its Subsidiaries and their Affiliates with any customer of the Company, its Subsidiaries and their Affiliates or induce any such customer to cease doing business with the Company, its Subsidiaries and their Affiliates.

      4.5 Covenant Not To Compete. The Executive expressly acknowledges that (i) the Executive's performance of his services for the Company hereunder will afford him or her access to and cause him or her to become highly knowledgeable about the Company's, its Subsidiaries' and their Affiliates' Confidential

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Information; (ii) the agreements and covenants contained in this Section 4.5 are essential to protect the Confidential Information, business and goodwill of the Company, its Subsidiaries and their Affiliates, and the restraints on the Executive imposed by the provisions of this Section 4.5 are justified by these legitimate business interests of the Company; and (iii) his covenants to the Company, its Subsidiaries and their Affiliates set forth in this Section 4.5 are being made both in consideration of the Company's employment of the Executive in the office to which the Executive has been promoted, the salary increase and other financial benefits of this Agreement and the grant of the Option. Accordingly, the Executive hereby agrees that during the Non-Competition Period he shall not, anywhere in the Applicable Territory, directly or indirectly, own any interest in, invest in, lend to, borrow from, manage, control, participate in, consult with, become employed by, render services to, or in any other manner whatsoever engage in, any business which is competitive with any lines of business actively being engaged in by the Company, its Subsidiaries and their Affiliates in the Applicable Territory or actively (and demonstrably) being considered by the Company, its Subsidiaries and their Affiliates for entry into on the date of the termination of the Employment Period (collectively, "Competitive Activities"). The preceding to the contrary notwithstanding, the Executive shall be free to make investments in the publicly traded securities of any corporation, provided that such investments do not amount to more than 1% of the outstanding securities of any class of such corporation.

      4.6 Remedies For Breach. If the Executive commits a breach, or threatens to commit a breach, of any of the provisions of this Article IV, the Company and its Subsidiaries shall have the right and remedy, in addition to any other remedy that may be available at law or in equity, to have the provisions of this
Article IV specifically enforced by any court having equity jurisdiction, by the entry of temporary, preliminary and permanent injunctions and orders of specific performance, together with an accounting therefor, it being expressly acknowledged and agreed by the Executive that any such breach or threatened breach will cause irreparable injury to the Company and its Subsidiaries and that money damages will not provide an adequate remedy to the Company and its Subsidiaries. Any such injunction shall be available without the posting of any bond or other security, and the Executive hereby consents to the issuance of such injunction. The Executive further agrees that any such injunctive relief obtained by the Company or its Subsidiaries shall be in addition to, and not in lieu of, monetary damages and any other remedies to which the Company or its Subsidiaries may be entitled. Further, in the event of an alleged breach or violation by the Executive of any of the provisions of Sections 4.3, 4.4 or 4.5 hereof, the Non-Disclosure Period, the Non-Interference Period and\or the Non-Competition Period, as the case may be, shall be tolled until such breach or violation has been cured. The parties agree that in the event of the institution of any action at law or in equity by either party to enforce the provisions of this Article IV, the losing party shall pay all of the costs and expenses of the prevailing party, including reasonable legal fees, incurred in connection therewith. If any covenant contained in this Article IV or any part thereof is hereafter construed to be invalid or unenforceable, the same shall not affect the remainder of such covenant or any other covenants, which shall be given full effect, without regard to the invalid portions, and any court having jurisdiction shall have the power to modify such covenant to the least extent necessary to render it enforceable and, in its modified form, said covenant shall then be enforceable.

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                                    ARTICLE V
                            TERMINATION OF EMPLOYMENT

      5.1 Termination and Triggering Events. Notwithstanding anything to the contrary elsewhere contained in this Agreement, the Employment Period shall terminate at the expiration of the Initial Term or any Extension Term, or prior to the expiration of the Initial Term or any Extension Term upon the occurrence of any of the following events (hereinafter referred to as "Triggering Events"):
(a) the Executive's death; (b) the Executive's Total Disability; (c) the Executive's Resignation; (d) a Termination by the Company for Cause; or (f) a Termination by the Company Without Cause.

      5.2 Rights Upon Occurrence of a Triggering Event. Subject to the provisions of Section 5.3 hereof, the rights of the parties upon the occurrence of a Triggering Event prior to the expiration of the Initial Term or any Extension Term shall be as follows:

            (a) Resignation and Termination by the Company for Cause: If the Triggering Event was the Executive's Resignation or a Termination by the Company for Cause, the Executive shall be entitled to receive his Annual Base Compensation and accrued but unpaid vacation through the date thereof in accordance with the policy of the Company, and to continue to participate in the Company's health, insurance and disability plans and programs through that date and thereafter, only to the extent permitted under the terms of such plans and programs.

            (b) Death or Total Disability: If the Triggering Event was the Executive's death or Total Disability, the Executive (or the Executive's designated beneficiary) shall be entitled to receive the Executive's Annual Base Compensation and accrued but unpaid vacation through the date thereof plus a pro rata portion of the Executive's Potential Annual Target Bonus for the calendar year in which such death or Total Disability occurred (based on the number of days the Executive was employed during the applicable calendar year), in accordance with the policy of the Company, and to continue to participate in the Company's health, insurance and disability plans and programs through the date of termination and thereafter only to the extent permitted under the terms of such plans and programs.

            (c) Termination by Company Without Cause: If the Triggering Event was a Termination by the Company Without Cause, the Executive shall be entitled to receive his Annual Base Compensation and accrued but unpaid vacation through the date thereof plus, in the reasonable discretion of the Chief Executive Officer based upon whether it then appears the Potential Annual Target Bonus for the year would have been earned by the Executive had he remained employed by the Company, a pro rata portion of the Executive's Potential Annual Target Bonus for the calendar year in which such Triggering Event occurred (based on the number of days the

      Executive was employed during the applicable calendar year), payable in accordance with the Company's normal payroll practices, provided that in addition, for each month of the Severance Period hereinafter referred to, the Executive shall also be paid an amount per month equal to one-twelfth (1/12th) of his then current Annual Base Compensation in weekly, bi-monthly or monthly installments, as the case may be, consistent with the Company's normal payroll practices, commencing with the first regular payroll payment date following the termination of the Employment Period (collectively, the "Additional Severance Benefits"); further provided that the Executive shall be entitled to receive such Additional Severance Benefits during the Severance Period if and only if the Executive has executed and delivered to the Company the General Release substantially in form and substance as set forth in Exhibit C to this Agreement and only so long as the Executive has not breached any of his covenants to the Company set forth in Article IV of this Agreement.

            (d) Cessation of Entitlements and Company Right of Offset. Except as otherwise expressly provided herein, all of the Executive's rights to salary, employee benefits, fringe benefits and bonuses hereunder (if any) which would otherwise accrue after the termination of the Employment Period shall cease upon the date of such termination. The Company may offset any loans, cash advances or fixed amounts which the Executive owes the Company or its Affiliate against any amounts it owes the Executive under this Agreement.

      5.3 Survival of Certain Obligations and Termination Certificate. The provisions of Articles IV, V, VI and VIII shall survive any termination of the Employment Period, whether by reason of the occurrence of a Triggering Event or the expiration of the Initial Term or any Extension Term. Immediately following the termination of the Employment Period, the Executive shall promptly return to the Company all property required to be returned to the Company pursuant to the provisions of Section 4.2 hereof and execute and deliver to the Company the Termination Certificate attached hereto as Exhibit B and by this reference made a part hereof.

                                   ARTICLE VI
                                   ASSIGNMENT

      6.1 Prohibition of Assignment by Executive. The Executive expressly agrees for himself and on behalf of his executors, administrators and heirs, that this Agreement and his obligations, rights, interests and benefits hereunder shall not be assigned, transferred, pledged or hypothecated in any way by the Executive, his executors, administrators or heirs, and shall not be subject to execution, attachment or similar process. Any attempt to assign, transfer, pledge, hypothecate or otherwise dispose of this Agreement or any such rights, interests and benefits thereunder contrary to the foregoing provisions, or the levy of any attachment or similar process thereupon shall be null and void and without effect and shall relieve the Company of any and all liability hereunder.

      6.2 Right of Company to Assign. Except as provided in the next sentence, the rights, but not the obligations of the Company shall be assignable and transferable to any successor-in-interest without the consent of the Executive. In the instance of a sale of the Company or the sale of all or substantially all of the assets of the Company or the Enzymes Business, this Agreement and the rights and obligations of the Company hereunder may be assigned to the acquiring party without the Executive's consent, and for purposes of this Agreement, such acquirer shall thereafter be deemed to be the Company.

                                   ARTICLE VII
                                   DEFINITIONS

      "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with that Person, provided that, for purposes of this definition, the terms "controls," "controlled by," or "under common control with" shall mean that Person's possession, directly or indirectly, of the power or right, alone or together with one or more partners or co-joint venturers, to direct or cause the direction of the management and policies of such other Person through representation on its controlling management and policy-making body or otherwise, whether through the ownership of voting securities, by contract or otherwise.

      "Applicable Territory" means the United States of America and each other country in which the Company, any of its Subsidiaries or any of their Affiliates is actively engaged in the conduct of one or more lines of business.

      "Board" means the Board of Directors of the Company.

      "Biological Materials" means (i) classical or genetically modified strains, micro or other organisms, genes, proteins, peptides, sugars, metabolites, small molecules, enzymes or DNA, vectors, plasmids, promoters, expression cassettes or other genomic tools and assay materials which are being worked with or on by the Company, its Subsidiaries or any of their Affiliates or which are being worked with or on the Company's, its Subsidiaries' or any of their Affiliates' behalf by the Company's, its Subsidiaries' or any of their Affiliates' advisors, research and business collaborators, and (ii) "Biological Materials" and fermentation or other manufacturing processes being utilized by the Company, its Subsidiaries or any of their Affiliates, the Company's, its Subsidiaries' or any of their Affiliates' research or business collaborators or the Company's, its Subsidiaries' or any of their Affiliates' third party manufactures for research, pilot scale and/or commercial manufacture of biotechnology and other products.

      "Change of Control" means the occurrence of any of the following events:

            (i) a sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company;

            (ii) there shall be consummated any consolidation or merger of the Company with any other Person other than a merger or consolidation of the Company in which the holders of Company's outstanding voting securities ordinarily having the right to vote for the election of directors immediately prior to such merger or consolidation directly or indirectly possess, immediately following such merger or consolidation, not less than a majority of the outstanding voting securities of the surviving corporation ordinarily having the right to vote for the election of directors;

            (iii) any "person" or "group" (as such terms are used in Section 13(d) and 14(d) of the Exchange Act of 1934, as amended (the "Exchange Act")) not today a beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of voting securities of the Company ordinarily having the right to vote for the election of directors, becomes the beneficial owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding voting securities having that right to vote for the election of directors, provided that no Change of Control shall be deemed to have occurred as a result of any acquisition of voting securities directly from the Company (or as the result of the exercise, conversion or exchange of any securities acquired directly from the Company) if the transaction pursuant to which such voting securities or exercisable, convertible or exchangeable securities are issued is approved by the vote of at least a majority of the directors who were members of the Board one calendar month prior to the date of the Board's approval of such transaction;

            (iv) a sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets used in the conduct of the Enzymes Business to any Person which, following the consummation of that transaction, is not an Affiliate of the Company, provided that the sale or license of the Company's C1 Host Technology incident to which the Company, or any Subsidiary or Affiliate of the Company, retains a right to use the C1 Host Technology and/or any application or derivation thereof for use in the conduct of the Enzymes Business shall not constitute a sale, lease, exchange or other transfer of the assets used in the Enzymes Business to which this clause (iv) shall apply; or

            (v) there shall be consummated any consolidation or merger of any Subsidiary or Affiliate of the Company that owns substantially all of the assets used in the conduct of the Enzymes Business with any Person, if the entity surviving that consolidation or merger is not an Affiliate of the Company, provided that the merger or consolidation of any Subsidiary or Affiliate that holds legal title to the Company's C1 Host Technology incident to which the Company, or any Subsidiary or Affiliate of the Company, retains a right to use the C1 Host Technology and/or any application or derivation thereof for use in the conduct of the Enzymes Business shall not constitute a consolidation or merger of any Subsidiary or Affiliate of the Company that owns substantially all of the assets used in the conduct of the Enzymes Business to which this clause (v) shall apply.

      "Chief Executive Officer" means the chief executive officer of the Company.

      "Compensation Committee" means the Compensation Committee of the Board.

      "Constructive Termination Without Cause" means a voluntary termination of Executive's employment by the Executive within twelve (12) months following the occurrence of a Change of Control and within 60 days following the occurrence of any of the following events: (i) the Company's assignment to the Executive of any duties inconsistent in any material respect with the Executive's position

(including status, offices and titles), authority, duties or responsibilities as contemplated by Section 1.3 hereof which results in a diminution of the Executive's position, excluding for this purpose and isolated, insubstantial or inadvertent action not taken in bad faith and which is remedied by the Company promptly after the receipt of written notice thereof by the Executive; (ii) the Executive's Annual Base Compensation and\or Potential Annual Target Bonus is\are reduced below the amount of his then Annual Base Compensation and\or Potential Annual Target Bonus fixed by the applicable provisions of Sections 3.1 and 3.2 hereof; (iii) the Executive is required by the Company to relocate his personal residence outside of a 50 mile radius of the Company's current principal place of business; or (iv) the failure of the Company or its legal successor-in-interest to comply with any of the provisions of this Agreement, other than an isolated, insubstantial or inadvertent action not taken in bad faith and which is remedied by the Company promptly after the receipt of written notice thereof by the Executive.

      "Non-Competition Period" means the Employment Period and the eighteen (18) month period thereafter.

      "Person" means an individual, partnership, limited liability company, trust, estate, association, corporation, governmental body or other juridical being.

      "Resignation" means the voluntary termination of employment hereunder by the Executive on or before the expiration of the Initial Term or any Extension Term, as the case may be (except if made in contemplation of a Termination by the Company for Cause), provided that if such action is taken by the Executive without the giving of at least ninety (90) days prior written notice, such termination of employment shall not be a "Resignation," but instead shall constitute a Termination for Cause, further provided that the termination of the Employment Period on account of the failure of the Executive to extend the Employment Period in accordance with the provisions of Section 2.2 hereof shall constitute a Resignation.

            "Severance Period" means: (i) the six (6) month period immediately following the date of the termination of the Employment Period; provided that
(ii) if (A) the Executive has been an employee of the Company or any Subsidiary or Affiliate for at least five consecutive years and (B) the Executive's employment was terminated either (x) by the Company as a Termination by the Company Without Cause or (y) by the Executive on account of the occurrence of a Constructive Termination Without Cause at anytime within twelve (12) months following the occurrence of a Change of Control, then the term "Severance Period" means the eighteen (18) month period immediately following the termination of the Employment Period.

            "Subsidiary" means, with respect to any Person of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of such Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control any managing director or general partner of such limited liability company, partnership, association or other business entity.

      "Termination by the Company for Cause" means termination by the Company of the Executive's employment on or before the expiration of the Initial Term or any Extension Term, as the case may be, on account of a finding by the Compensation Committee that the Executive has: (i) breached this Agreement or any other agreement between the Executive and the Company, any Subsidiary or any of their Affiliates; (ii) engaged in disloyalty to the Company, including without limitation, the diversion of corporate opportunity, fraud, embezzlement, theft, commission of a felony or proven dishonesty, in the course of his performance of his services hereunder; (iii) disclosed trade secrets or other Confidential Information of the Company to Persons not entitled to receive such information; or (iv) engaged in such other behavior detrimental to the interests of the Company as the Compensation Committee determines; provided that the termination of the Executive's employment hereunder by the Company shall not be deemed a Termination by the Company for Cause unless and until there shall have been delivered to the Executive a written notice from the Chief Executive Officer (after reasonable notice (in light of the circumstances surrounding the termination) to and an opportunity for the Executive, alone and in person, to have a face-to-face meeting with the Compensation Committee) stating that in the good faith opinion of the Compensation Committee, the Executive was guilty of the conduct set forth in one or more of the foregoing clauses.

      "Termination by the Company Without Cause" means a termination of the Executive's employment by the Company on or before the expiration of the Initial Term or any Extension Term, as the case may be, which is not a Termination by the Company for Cause, provided that the termination of the Employment Period on account of the failure of the Company to extend the Employment Period in accordance with the provisions of Section 2.2 hereof shall constitute a Termination by the Company Without Cause.

      "Total Disability" means the Executive's inability, because of illness, injury or other physical or mental incapacity, to perform his duties hereunder (as determined by the Compensation Committee in good faith) for a continuous period of ninety (90) consecutive days, or for a total of ninety (90) days within any three hundred sixty (360) consecutive day period, in which case such Total Disability shall be deemed to have occurred on the last day of such ninety
(90) day or three hundred sixty (360) day period, as applicable.

                                  ARTICLE VIII
                                     GENERAL

      8.1 Notices. All notices under this Agreement shall be in writing and shall be deemed properly sent, (i) when delivered, if by personal service or reputable overnight courier service, or (ii) when received, if sent (x) by certified or registered mail, postage prepaid, return receipt requested, or (y) via facsimile transmission (provided that a hard copy of such notice is sent to the addressee via one of the methods of delivery or mailing set forth above on the same day the facsimile transmission is sent); to (A) the Executive at the address of his principal place of residence on file with the Company from time to time and (B) to the Company, as follows:

            Dyadic International, Inc.
            c/o Chief Executive Officer
            140 Intracoastal Pointe Drive, Suite 404
            Jupiter, Florida  33477
            Facsimile (561) 743-8513

            With a copy to:

            Robert I. Schwimmer, Esq.
            Jenkens & Gilchrist
            225 West Washington, Suite 2600
            Chicago, Illinois 60606
            Facsimile (312) 425-3909

      8.2 Governing Law. This Agreement shall be subject to and governed by the laws of the State of Florida without regard to any choice of law or conflicts of law rules or provisions (whether of the State of Florida or any other jurisdiction), irrespective of the fact that the Executive may become a resident of a different state.

      8.3 Binding Effect. The Agreement shall be binding upon and inure to the benefit of the Company, its successors and assigns, and the Executive and his executors, administrators, personal representatives and heirs.

      8.4 Complete Understanding. This Agreement constitutes the complete understanding among the parties hereto with regard to the subject matter hereof, and supersedes any and all prior agreements and understandings relating to the terms of Executive's employment by the Company, provided that that certain Confidential Information, Inventions Assignment and Non-Compete Agreement between the Company's Subsidiary and the Executive dated May 21, 2001 and assigned by that Subsidiary to the Company on October 29, 2004 (the "Prior Proprietary Rights Agreement"), shall, to the extent not inconsistent with the terms and provisions of this Agreement, remain in full force and effect as to any rights and obligations of the parties thereunder in existence prior to the date of this Agreement, further provided that in the event of any inconsistency between the provisions of this Agreement and the provisions of the Prior Proprietary Rights Agreement, or in the event of any inconsistency between the rights and obligations of the parties under this Agreement and the rights and obligations of the parties under the Prior Proprietary Rights Agreement, in either instance, the provisions of this Agreement shall control.

      8.5 Amendments. No change, modification or amendment of any provision of this Agreement shall be valid unless made in writing and signed by all of the parties hereto.

      8.6 Waiver. The waiver by the Company of a breach of any provision of this Agreement by the Executive shall not operate or be construed as a waiver of any subsequent breach by the Executive. The waiver by the Executive of a breach of any provision of this Agreement by the Company shall not operate as a waiver of any subsequent breach by the Company.

      8.7 Venue, Jurisdiction, Etc. The Executive hereby agrees that any suit, action or proceeding relating in any way to this Agreement may be brought and enforced in the Circuit Court of Palm Beach County of the State of Florida or in the District Court of the United States of America for the Southern District of Florida, and in either case the Executive hereby submits to the jurisdiction of each such court. The Executive hereby waives and agrees not to assert, by way of motion or otherwise, in any such suit, action or proceeding, any claim that the

Executive is not personally subject to the jurisdiction of the above-named courts, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. The Executive consents and agrees to service of process or other legal summons for purpose of any such suit, action or proceeding by registered mail addressed to the Executive at his or her address listed in the business records of the Company. Nothing contained herein shall affect the rights of the Company to bring suit, action or proceeding in any other appropriate jurisdiction. The Executive and the Company do each hereby waive any right to trial by jury, he or it may have concerning any matter relating to this Agreement.

      8.8 Severability. If any portion of this Agreement shall be for any reason, invalid or unenforceable, the remaining portion or portions shall nevertheless be valid, enforceable and carried into effect.

      8.9 Headings. The headings of this Agreement are inserted for convenience only and are not to be considered in the construction of the provisions hereof.

      8.10 Counterparts. This Agreement may be executed in one or more counterparts, all of which, taken together, shall constitute one and the same agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above-written.

COMPANY:                                        EXECUTIVE:

DYADIC INTERNATIONAL, INC., a
Delaware Corporation
                                                ------------------------------
                                                 Kent M. Sproat
 By:____________________________
         Chief Executive Officer

                                    EXHIBIT A
                                       to
                         EXECUTIVE EMPLOYMENT AGREEMENT
                                     between
                           DYADIC INTERNATIONAL, INC.
                                       and
                                 KENT M. SPROAT


                             STOCK OPTION AGREEMENT

                           DYADIC INTERNATIONAL, INC.
                          2001 EQUITY COMPENSATION PLAN
                          STOCK OPTION GRANT AGREEMENT

      This STOCK OPTION GRANT AGREEMENT (this "Agreement"), dated as of March 30, 2005 (the "Date of Grant"), is delivered by Dyadic International, Inc. (the "Company") to Kent M. Sproat (the "Grantee").

                                    RECITALS

      A. Concurrently with the execution and delivery of this Agreement, the Grantee has entered into an employment agreement with the Company dated of even date herewith (as may be amended, restated or otherwise modified, the "Employment Agreement"), pursuant to which the Grantee will serve as the Company's Executive Vice President, Enzymes Business, and (ii) the Executive Vice President of the Company's principal operating Subsidiary, Dyadic International (USA), Inc.

      B. The Dyadic International, Inc. 2001 Equity Compensation Plan (as may be amended, restated or otherwise modified, the "Plan") provides for the grant of options to purchase shares of common stock of the Company. A copy of the Plan has heretofore been furnished to the Grantee, receipt of which is hereby expressly acknowledged. Capitalized terms used but not otherwise defined herein shall have the meanings given such terms in the Plan.

      C. As contemplated in Section 1(a) of the Plan, the Board of Directors of the Company has appointed a committee (the "Committee") to administer the Plan.

      D. To induce the Grantee to enter into the Employment Agreement and continue to perform the obligations specified therein and promote the best interests of the Company, the Committee has decided to Grant an Option to the Grantee under the Plan to purchase shares of Company Stock ("Shares").

                                   AGREEMENT:

      NOW, THEREFORE, the parties to this Agreement, intending to be legally bound hereby, agree as follows:

1. Grant of Option. Subject to the terms and conditions set forth in this Agreement and in the Plan, the Company hereby grants to the Grantee an Option to purchase 70,000 Shares at an exercise price of $ 3.025 per Share (which is the Fair Market Value on the date of Grant, being equal to the mean of the final "asked" and "bid" prices of the Shares on the date hereof, as fixed by the terms of the Plan). The Option shall become exercisable in accordance with the terms of Paragraph 2 below. In accordance with Section 5(g) of the Plan, the Option shall be treated as an Incentive Stock Option except to the extent that the aggregate Fair Market Value of the Shares as of the date of the grant with respect to which Incentive Stock Option is for the first time exercisable by the Grantee during any calendar year under the Plan exceeds $100,000, then the Option, as to such excess, shall be treated as a Nonqualified Stock Option.

2. Exercisability of Option. The number of Shares in respect of which the Grantee shall be permitted to exercise the Option shall be determined by reference to the dates (each a "Vesting Date") fixed in the table set forth below, provided that: (a) exercisability of Shares is cumulative; and (b) there must not have occurred a termination of the Grantee's employment with the Company (the "Employment Relationship") for any reason whatsoever (the date of such termination being hereinafter referred to as the "Termination Date") prior to a Vesting Date in order for the Option to be exercisable in respect of the Shares indicated opposite that Vesting Date:

            Vesting Date                  Additional   Shares  for  Which  the
                                                 Option is Exercisable
      1st Anniversary of Date of Grant                1/4th of Option Shares
      2nd Anniversary of Date of Grant                1/4th of Option Shares
      3rd Anniversary of Date of Grant                1/4th of Option Shares
      4th Anniversary of Date of Grant                1/4th of Option Shares

3. Term of Option.

      (a) The Option shall be exercisable for a term commencing with the Date of Grant and ending on the earlier of (i) the fifth (5th) anniversary of the Date of Grant or (ii) the termination of the Plan, unless the Option is terminated at an earlier date in accordance with the provisions of this Agreement or the Plan.

      (b) Any portion of the Option that is not exercisable on the Termination Date shall terminate on that date.

      (c) The Option, to the extent exercisable, shall automatically terminate upon the earlier of (x) the expiration of the period fixed in Paragraph 3(a), above, or (y) the first to occur of any of the following events:

            (i) Subject to clause (v) below, the expiration of the 90 day period following the Termination Date, if the termination is for any reason other than the Disability of the Grantee, his death or for Cause.

            (ii) Subject to clause (v) below, the expiration of the one (1) year period after the Termination Date, to the extent the Option is then unvested, if the termination of the Employment Relationship was on account of the Grantee's Disability.

            (iii) The expiration of the one (1) year period after the Termination Date, if the reason for the termination of the Employment Relationship was on account of the Grantee's death.

            (iv) The Termination Date, if the termination of the Employment Relationship was for Cause.

            (v) The provisions of clauses (i) and (ii) above to the contrary notwithstanding, if the Grantee engages in conduct that constitutes Cause after the Termination Date, the Option shall immediately terminate to the extent then unexercised (regardless of vesting).

      (d) In accordance with Section 5(e)(ii) of the Plan, if the provisions of either clause (iv) or clause (v) of Paragraph 3(c) applied to the termination of the Option, the Grantee shall automatically forfeit all Shares underlying any exercised portion of the Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the exercise price paid by the Grantee for such Shares.

4. Exercise Procedures.

      (a) Subject to the provisions of Paragraphs 2 and 3 above, the Grantee may exercise part or all of the exercisable portion of the Option by giving the Committee written notice of intent to exercise in the manner provided in this Agreement, specifying the number of Shares as to which the Option is to be exercised. On the delivery date, the Grantee shall pay the exercise price (i) in cash, (ii) with the approval of the Committee, by delivering Shares of the Company which shall be valued at their fair market value on the date of delivery (such valuation to be determined in the manner fixed in the Plan), (iii) payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board or (iv) by such other method as the Committee may approve, provided that the Committee may, in its absolute discretion, impose from time to time such limitations as it deems appropriate on the use of Shares of the Company to exercise the Option.

      (b) The obligation of the Company to deliver Shares upon exercise of the Option shall be subject to all applicable laws, rules, and regulations and such approvals by governmental agencies as may be deemed appropriate by the Committee, including such actions as Company counsel shall deem necessary or appropriate to comply with relevant securities laws and regulations. The Company may require that the Grantee (or other person exercising the Option after the Grantee's death) represent that the Grantee is purchasing Shares for the Grantee's own account and not with a view to or for sale in connection with any distribution of the Shares, or such other representation as the Committee deems appropriate. All obligations of the Company under this Agreement shall be subject to the rights of the Company as set forth in the Plan to withhold amounts required to be withheld for any taxes, if applicable. Subject to Committee approval, in its absolute discretion, the Grantee may elect to satisfy any income tax withholding obligation of the Company with respect to the Option by having Shares withheld up to an amount that does not exceed the minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities.

5. Restrictions on Transfer of Shares. In addition to the restrictions imposed by the Plan on the transferability of the Shares acquired by an the Grantee's exercise of the Option granted hereby, without the prior consent of the Company, for so long as the Company is not a "Reporting Company" within the meaning of the Exchange Act of 1934, as amended, the Grantee shall make no transfer of the Shares (a) for a period of five (5) years following the date of this Agreement and (b) thereafter, to any competitor of the Company.

6. Change of Control. The provisions of the Plan applicable to a Change of Control shall apply to the Option, and, in the event of a Change of Control, the Committee may take such actions as it deems appropriate pursuant to the Plan.

7. Restrictions on Exercise. Only the Grantee may exercise the Option during the Grantee's lifetime and, after the Grantee's death, the Option shall be exercisable (subject to the limitations specified in the Plan) solely by the legal representatives of the Grantee, or by the person who acquires the right to exercise the Option by will or by the laws of descent and distribution, to the extent that the Option is exercisable pursuant to this Agreement.

8. Grant Subject to Plan Provisions. This grant is made pursuant to the Plan, the terms of which are incorporated herein by reference, and in all respects shall be interpreted in accordance with the Plan. The grant and exercise of the Option are subject to the provisions of the Plan and to interpretations, regulations and determinations concerning the Plan established from time to time by the Committee in accordance with the provisions of the Plan, including, but not limited to, provisions pertaining to (i) rights and obligations with respect to withholding taxes, (ii) the registration, qualification or listing of the Shares, (iii) changes in capitalization of the Company and (iv) other requirements of applicable law. The Committee shall have the authority to interpret and construe the Option pursuant to the terms of the Plan, and its decisions shall be conclusive as to any questions arising hereunder.

9. No Employment or Other Rights. The grant of the Option shall not confer upon the Grantee any right to be retained by or in the employ or service of the Company and shall not interfere in any way with the right of the Company to terminate the Grantee's employment or service at any time. The right of the Company to terminate at will the Grantee's employment or service at any time for any reason is specifically reserved.

10. No Shareholder Rights. Neither the Grantee, nor any person entitled to exercise the Grantee's rights in the event of the Grantee's death, shall have any of the rights and privileges of a shareholder with respect to the Shares subject to the Option, until certificates for Shares have been issued upon the exercise of the Option.

11. Assignment and Transfers. The rights and interests of the Grantee under this Agreement may not be sold, assigned, encumbered or otherwise transferred except, in the event of the death of the Grantee, by will or by the laws of descent and distribution. In the event of any attempt by the Grantee to alienate, assign, pledge, hypothecate, or otherwise dispose of the Option or any right hereunder, except as provided for in this Agreement, or in the event of the levy or any attachment, execution or similar process upon the rights or interests hereby conferred, the Company may terminate the Option by notice to the Grantee, and the Option and all rights hereunder shall thereupon become null and void. The rights and protections of the Company hereunder shall extend to any successors or assigns of the Company and to the Company's parents, subsidiaries, and affiliates. This Agreement may be assigned by the Company without the Grantee's consent.

12. Applicable Law. The validity, construction, interpretation and effect of this instrument shall be governed by and construed in accordance with the laws of the State of Florida, without giving effect to the conflicts of laws provisions thereof.

13. Notice. Any notice to the Company provided for in this instrument shall be addressed to the Company in care of the Chief Executive Officer at the Company's principal executive offices, and any notice to the Grantee shall be addressed to such Grantee at the current address shown on the payroll of the Company, or to such other address as the Grantee may designate to the Company in writing. Any notice shall be delivered by hand, sent by telecopy or enclosed in a properly sealed envelope addressed as stated above, registered and deposited, postage prepaid, in a post office regularly maintained by the United States Postal Service.

14. Counterparts. This Agreement may be signed in any number of counterparts and by facsimile signature, each of which shall be deemed to be an original, and all of which taken together shall be deemed to be one and the same instrument.

15. Complete Understanding. This Agreement, together with the Plan, contains the entire agreement of the parties relating to the subject matter hereof and supersedes all prior agreements and understanding with respect to such subject matter, and the parties hereto have made no agreements, representations or warranties relating to the subject matter of this Agreement which are not set forth herein, provided that the Parties are parties to the Employment Agreement. Nothing contained in this Agreement shall be construed to limit or affect in any manner or to any extent the restrictions or prohibitions that are applicable to the Grantee under the Employment Agreement or the duration thereof. Similarly, except as expressly provided otherwise in this Agreement, nothing contained in the Employment Agreement shall be construed to limit or affect in any manner or to any extent the restrictions or prohibitions that are applicable to the Grantee under this Agreement.

                            [Signature Page Follows]

      IN WITNESS WHEREOF, the Company has caused a duly authorized officer to execute this Agreement, and the Grantee has executed this Agreement, effective as of the Date of Grant.

THE COMPANY:                              GRANTEE:

DYADIC INTERNATIONAL, INC.

By:   _____________                       Accepted:   ______________
      President                                       Kent M. Sproat

                                    EXHIBIT B
                                       to
                         EXECUTIVE EMPLOYMENT AGREEMENT
                                     between
                           DYADIC INTERNATIONAL, INC.
                                       and
                                 KENT M. SPROAT

                             TERMINATION CERTIFICATE

      This is to certify that, except as permitted by the Employment Agreement (as defined below) I do not have in my possession, nor have I failed to return, any software, inventions, designs, works of authorship, copyrightable works, formulas, data, marketing plans, forecasts, product concepts, marketing plans, strategies, forecasts, devices, records, data, notes, reports, proposals, customer lists, correspondence, specifications, drawings, blueprints, sketches, materials, patent applications, continuation applications, continuation-in-part applications, divisional applications, other documents or property, or reproductions of any aforementioned items belonging to DYADIC INTERNATIONAL, INC. (the "Company"), its Subsidiaries and their Affiliates, successors or assigns.

      I further certify that I have complied with all the terms of the Employment Agreement dated as of March 30, 2005 between the Company and me (as the same may be amended, restated or otherwise modified, the "Employment Agreement"), relating to the reporting of any Work Product conceived or made by me (solely or jointly with others) covered by the Employment Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings given such terms in the Employment Agreement.

      I acknowledge that the provisions of the Employment Agreement relating to Confidential Information continue in effect beyond the termination of the Employment Agreement, as set forth therein.

      Finally, I further acknowledge that the provisions of the Employment Agreement relating to my (i) anti-pirating, (ii) non-interference and (iii) non-competition covenants to the Company, its Subsidiaries and their Affiliates, also remain in effect following the date of my termination of employment with the Company.

Date:____________                   ______________________________
                                         Executive

                                    EXHIBIT C
                                       to
                         EXECUTIVE EMPLOYMENT AGREEMENT
                                     between
                           DYADIC INTERNATIONAL, INC.
                                       and
                                 KENT M. SPROAT

                                 GENERAL RELEASE

      I, Kent M. Sproat, in consideration of and subject to the performance by DYADIC INTERNATIONAL, INC., a Delaware corporation (the "Company"), of its material obligations under the Employment Agreement, dated as of March 30, 2005 (as the same may be amended, restated or otherwise modified, the "Agreement"), do hereby release and forever discharge as of the date hereof the Company, its Subsidiaries and their Affiliates (as those terms are defined in the Agreement) and all present and former directors, officers, agents, representatives, employees, successors and assigns of the Company, its Subsidiaries and their Affiliates and their direct or indirect owners (collectively, the "Released Parties") to the extent provided below.

1.    I understand  that any payments or benefits  paid or granted to me under
      Section 5.2(c) of the Agreement represent, in part, consideration for signing this General Release and are not salary, wages or benefits to which I was already entitled. I understand and agree that I will not receive the payments and benefits specified in Section 5.2(c) of the Agreement unless I execute this General Release and do not revoke this General Release within the time period permitted hereafter or breach this General Release.

2. Except as provided in paragraph 4 of this General Release, I knowingly and voluntarily release and forever discharge the Company and the other Released Parties from any and all claims, controversies, actions, causes of action, cross-claims, counterclaims, demands, debts, compensatory damages, liquidated damages, punitive or exemplary damages, other damages, claims for costs and attorneys' fees, or liabilities of any nature whatsoever in law and in equity, both past and present (through the date of this General Release) and whether known or unknown, suspected, or claimed against the Company or any of the Released Parties which I, my spouse, or any of my heirs, executors, administrators or assigns, may have, which arise out of or are connected with my employment with, or my separation from, the Company (including, but not limited to, any allegation, claim or violation, arising under: Title VII of the Civil Rights Act of 1964, as amended; the Civil Rights Act of 1991; the Age Discrimination in Employment Act of 1967, as amended (including the Older Workers Benefit Protection
      Act); the Equal Pay Act of 1963, as amended; the Americans with Disabilities Act of 1990; the Family and Medical Leave Act of 1993; the Civil Rights Act of 1866, as amended; the Worker Adjustment Retraining and Notification Act; the Executive Retirement Income Security Act of 1974; any applicable Executive Order Programs; the Fair Labor Standards Act; or their state or local counterparts; or under any other federal, state or local civil or human rights law, or under any other local, state, or federal law, regulation or ordinance; or under any public policy, contract or tort, or under common law; or arising under any policies,  practices  or  procedures  of the  Company;  or any claim for wrongful discharge, breach of contract, negligent or intentional infliction of emotional distress, defamation; or any claim for costs, fees, or other expenses, including attorneys' fees incurred in these matters) (all of the foregoing collectively referred to herein as the "Claims").

3. I represent that I have made no assignment or transfer of any right, claim, demand, cause of action, or other matter covered by paragraph 2 of this General Release.

4. I and the Company mutually agree that this General Release does not waive or release any rights or claims that I may have under: (a) the Age Discrimination in Employment Act of 1967 which arise after the date I execute this General Release; and (b) any agreements to which I and the Company and/or any of its Subsidiaries or Affiliates are parties pertaining to any shares or options to purchase shares of capital stock of the Company and/or any of its Subsidiaries or Affiliates owned by me. I acknowledge and agree that my separation from employment with the Company in compliance with the terms of the Agreement shall not serve as the basis for any claim or action (including, without limitation, any claim under the Age Discrimination in Employment Act of 1967).

5. In signing this General Release, I acknowledge and intend that it shall be effective as a bar to each and every one of the Claims hereinabove mentioned or implied. I expressly consent that this General Release shall be given full force and effect according to each and all of its express terms and provisions, including those relating to unknown and unsuspected Claims (notwithstanding any state statute that expressly limits the effectiveness of a general release of unknown, unsuspected and unanticipated Claims), if any, as well as those relating to any other Claims hereinabove mentioned or implied. I acknowledge and agree that this waiver is an essential and material term of this General Release and that without such waiver the Company would not have agreed to the terms of the Agreement. I further agree that in the event I should bring a Claim seeking damages against any Released Party, or in the event I should seek to recover against any Released Party in any Claim brought by a governmental agency on my behalf, this General Release shall serve as a complete defense to such Claims. I further agree that I am not aware of any pending charge or complaint of the type described in paragraph 2 as of the execution of this General Release.

6. I agree that neither this General Release, nor the furnishing of the consideration for this General Release, shall be deemed or construed at any time to be an admission by the Company, any Released Party or myself of any improper or unlawful conduct.

7. I agree that if I challenge the validity of this General Release, I will forfeit all unpaid amounts otherwise payable by the Company pursuant to Section 5.2(c) of the Agreement other than the very first payment due me thereunder, provided that nothing herein contained in this Agreement shall prohibit or bar me from filing a charge, including a challenge to the validity of the Agreement, with the United States

      Equal Employment Opportunity Commission ("EEOC"), or any state or local fair employment practices agency, or from participating in any investigation, hearing or proceeding conducted by the EEOC, or any state or local fair employment practices agency. I also agree that if I violate this General Release by suing the Company or the other Released Parties, I will pay all costs and expenses of defending against the suit incurred by the Released Parties, including reasonable attorneys' fees, and return all payments received by me pursuant to the Agreement.

8. I agree that this General Release is confidential and agree not to disclose any information regarding the terms of this General Release, except to my immediate family and any tax, legal or other counsel I have consulted regarding the meaning or effect hereof or as required by law, and I will instruct each of the foregoing not to disclose the same to anyone.

9. Any non-disclosure provision in this General Release does not prohibit or restrict me (or my attorney) from responding to any inquiry about this General Release or its underlying facts and circumstances by the Securities and Exchange Commission (SEC), the EEOC (or a state or local fair employment practices agency), the National Association of Securities Dealers, Inc. (NASD), any other self-regulatory organization or governmental entity.

10. I agree to reasonably cooperate with the Company in any internal investigation or administrative, regulatory, or judicial proceeding. I understand and agree that my cooperation may include, but not be limited to, making myself available to the Company upon reasonable notice for interviews and factual investigations; appearing at the Company's request to give testimony without requiring service of a subpoena or other legal process; volunteering to the Company pertinent information; and turning over to the Company all relevant documents which are or may come into my possession all at times and on schedules that are reasonably consistent with my other permitted activities and commitments, provided that I shall have no obligation to expend more than one week of my time in connection with the performance of these activities which out reasonable recompense, as mutually and reasonably agreed upon by me and the Company. I understand that in the event the Company asks for my cooperation in accordance with this provision, the Company will reimburse me solely for reasonable travel expenses, including lodging and meals, upon my submission of receipts.

11. Notwithstanding anything in this General Release to the contrary, this General Release shall not relinquish, diminish, or in any way affect any rights or claims arising out of any breach by the Company or by any Released Party of the Agreement.

12. Whenever possible, each provision of this General Release shall be interpreted in, such manner as to be effective and valid under applicable law, but if any provision of this General Release is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this General Release shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

BY SIGNING THIS GENERAL RELEASE, I REPRESENT AND AGREE THAT:

(a)   I HAVE READ IT CAREFULLY;

(b) I UNDERSTAND ALL OF ITS TERMS AND KNOW THAT I AM GIVING UP IMPORTANT RIGHTS, INCLUDING BUT NOT LIMITED TO, RIGHTS UNDER THE AGE DISCRIMINATION IN EMPLOYMENT ACT OF 1967, AS AMENDED, TITLE VII OF THE CIVIL RIGHTS ACT OF 1964, AS AMENDED; THE EQUAL PAY ACT OF 1963, THE AMERICANS WITH DISABILITIES ACT OF 1990; AND THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED;

(c)   I VOLUNTARILY CONSENT TO EVERYTHING IN IT;

(d) I HAVE BEEN ADVISED TO CONSULT WITH AN ATTORNEY BEFORE EXECUTING IT AND I HAVE DONE SO OR, AFTER CAREFUL READING AND CONSIDERATION I HAVE CHOSEN NOT TO DO SO OF MY OWN VOLITION;

(e) I HAVE HAD AT LEAST 21 DAYS FROM THE DATE OF MY RECEIPT OF THIS RELEASE SUBSTANTIALLY IN ITS FINAL FORM ON _______________ ____, ____ TO CONSIDER IT AND THE CHANGES MADE SINCE THE ______________ _____, _____VERSION OF THIS RELEASE ARE NOT MATERIAL AND WILL NOT RESTART THE REQUIRED 21-DAY PERIOD;

(f) THE CHANGES TO THE AGREEMENT SINCE ____________ ___, _____ EITHER ARE NOT MATERIAL OR WERE MADE AT MY REQUEST.

(g) I UNDERSTAND THAT I HAVE SEVEN DAYS AFTER THE EXECUTION OF THIS RELEASE TO REVOKE IT AND THAT THIS RELEASE SHALL NOT BECOME EFFECTIVE OR ENFORCEABLE UNTIL THE REVOCATION PERIOD HAS EXPIRED;

(h) I HAVE SIGNED THIS GENERAL RELEASE KNOWINGLY AND VOLUNTARILY AND WITH THE ADVICE OF ANY COUNSEL RETAINED TO ADVISE ME WITH RESPECT TO IT; AND

(i) I AGREE THAT THE PROVISIONS OF THIS GENERAL RELEASE MAY NOT BE AMENDED, WAIVED, CHANGED OR MODIFIED EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY AN AUTHORIZED REPRESENTATIVE OF THE COMPANY AND BY ME.

DATE:                                     _____________________